The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common

  TEN ENT -  as tenants by the entireties

  JT TEN      - as joint tenants with right of

          survivorship and not as tenants

                   in common


UNIF GIFT MIN ACT -  Custodian

         (Cust)                     (Minor)

                      under Uniform Gifts to Minors

                                    Act

(State)



Additional abbreviations  may also be used though not in the above list.


For value received,  hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE




(PLEASE PRINT  OR TYPEWRITE NAME   AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





  shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


COMMON




COMMON





AVIS RENT A CAR, INC.








INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE





THIS CERTIFICATE IS TRANSFERABLE IN



SEE REVERSE FOR CERTAIN DEFINITIONS



CUSIP 053790 10 1

THIS CERTIFIES that


is the owner of



FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF




AVIS RENT A CAR, INC.



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



SECRETARY


CHAIRMAN OF THE BOARD AND

CHIEF EXECUTIVE OFFICER





COUNTERSIGNED AND REGISTERED:



TRANSFER AGENT

AND REGISTRAR

BY:

AUTHORIZED OFFICER